                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 7, 1997


                                 EQUIFAX INC.
            (Exact name of registrant as specified in its charter)

         GEORGIA                         1-6605           58-0401110
   (State or other juris-             (Commission       (I.R.S. Employer
diction of incorporation)             File Number)      Identification No.)


                          1600 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
                   (Address of principal executive offices)


                                (404) 885-8000
             (Registrant's telephone number, including area code)



                                 Page 1 of 4
                                 Exhibit Index on Page 4
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Item 2.   Acquisition or Disposition of Assets
-------   ------------------------------------

          Equifax Inc. ("Equifax") spun off its Insurance Services Group on August 7, 1997, through a special dividend of all outstanding shares of common stock of ChoicePoint Inc. ("ChoicePoint"), a wholly-owned subsidiary, to Equifax shareholders of record on July 24, 1997. Equifax shareholders received one share of ChoicePoint common stock for every ten shares of Equifax common stock held and a cash payment in lieu of ChoicePoint fractional shares based on the average gross selling price of ChoicePoint shares on the New York Stock Exchange on August 11, 1997.

          The two companies were separated for accounting purposes on July 31, 1997. Shares of ChoicePoint common stock, which had been traded on a "when issued" basis on the New York Stock Exchange under the symbol "CPS wi" since July 25, 1997, began trading on August 8, 1997, on the New York Stock Exchange under the symbol "CPS." Equifax common stock continues to be traded on the New York Stock Exchange under the symbol "EFX."

          The current Equifax Board Chairman, C. B. Rogers, Jr., serves as Chairman of the Board of ChoicePoint for a transitional period. In addition to Mr. Rogers, four of the other seven persons comprising the ChoicePoint Board of Directors currently serve or have served on the Equifax Board of Directors. Three of these persons (Ron D. Barbaro, Tinsley H. Irvin and Derek V. Smith) resigned from the Equifax Board, effective July 30, 1997, leaving two common Board members (C. B. Rogers, Jr. and D. W. McGlaughlin) for a transitional period.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

          (b)   Pro forma Financial Information

          (i) Unaudited pro forma consolidated statements of income for the quarter ended March 31, 1997 and the year ended December 31, 1996

          (ii)  Unaudited pro forma consolidated balance sheet as of March 31,
                1997

          (iii) Notes to unaudited pro forma consolidated financial data

          (iv) Unaudited restated historical consolidated statements of income for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, and for each of the three month periods ended March 31, 1997, March 31, 1996, June 30, 1996, September 30, 1996, and
                December 31, 1996, which reflect ChoicePoint as a discontinued operation for such periods.

          (Pro forma Financial Statements listed in (i) through (iv) above are incorporated by reference to Exhibit 99 of Equifax's Current Report on Form 8-K, dated July 31, 1997.)

                                 Page 2 of 4
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                    EQUIFAX INC.
                                    (Registrant)


Date:  August 13, 1997              By:/s/ D.W. McGlaughlin
                                       --------------------
                                       D. W. McGlaughlin
                                       Vice Chairman and Chief
                                       Executive Officer

                                 EXHIBIT INDEX



       Exhibit          Description of Exhibit
       -------          ----------------------

          2 Distribution Agreement, dated as of July 31, 1997, between Equifax Inc. and ChoicePoint Inc. (incorporated by reference to Exhibit 10.03 filed as part of Pre-effective Amendment No. 1 to the ChoicePoint Registration Statement on Form S-1
                  (File No. 333-30297), dated July 16, 1997.)










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